SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 19, 1997


                                FAC REALTY, INC.
             (Exact name of registrant as specified in its charter)





          DELAWARE                     1-11998                56-1819372
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)





                              11000 REGENCY PARKWAY
                             THIRD FLOOR, EAST TOWER
                           CARY, NORTH CAROLINA 27511
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)





       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (919) 462-8787





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ITEM 5.  OTHER EVENTS.

                  On February 20, 1997, J. Dixon Fleming, Jr., Chairman of the
Board of Directors, resigned from the Board of Directors of Registrant, effective immediately.

                  On February 19, 1997, Registrant entered into a $150 million line of credit agreement with Nomura Asset Capital Corporation. The Nomura line of credit facility replaces Registrant's previous $75 million line of credit.
The description of this transaction is qualified in its entirety by reference to the Line of Credit Agreement attached hereto as Exhibit 2.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)      Exhibits.

                  2.1      Line of Credit Agreement between FAC Realty, Inc.
                           and Nomura Asset Capital Corporation, dated as of February 19, 1997.

                                       2
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FAC REALTY, INC.


Dated:  March 10, 1997                          By: /s/ C. Cammack Morton


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                                  EXHIBIT LIST

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


Exhibit No.           Description                                                     Sequentially Numbered
                                                                                                Page
2.1                   Line of Credit Agreement between FAC Realty, Inc. and Nomura             5
                      Asset Capital Corporation, dated as of February 19, 1997